UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

(Amendment No.      )

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

VINE HILL CAPITAL INVESTMENT CORP.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

VINE HILL CAPITAL INVESTMENT CORP.
500 E. Broward Blvd., Suite 900
Fort Lauderdale, Florida 33394

IMPORTANT NOTICE FROM VINE HILL CAPITAL INVESTMENT CORP.

ADDITIONAL INFORMATION REGARDING THE EXTRAORDINARY GENERAL MEETING

TO BE HELD ON FRIDAY, MARCH 27, 2026

The following Notice of Change to Location (the “Notice”) supplements and relates to the original Notice of Extraordinary General Meeting and Proxy Statement/Prospectus dated March 16, 2026 (the “Proxy Statement/Prospectus”), furnished to shareholders of Vine Hill Capital Investment Corp. (the “Company”) in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Extraordinary General Meeting to be held on Friday, March 27, 2026. In addition, on March 19, 2026, the Company issued the following press release related to the change to the location of the Extraordinary General Meeting. This Notice is being filed with the Securities and Exchange Commission and is being made available to shareholders on or about March 19, 2026.

THIS NOTICE SHOULD BE READ IN CONJUNCTION WITH THE PROXY

STATEMENT/PROSPECTUS AND ORIGINAL NOTICE.

NOTICE OF CHANGE OF LOCATION OF EXTRAORDINARY GENERAL MEETING

TO BE HELD AT 10:00 A.M., EASTERN TIME, ON MARCH 27, 2026

TO THE SHAREHOLDERS OF VINE HILL CAPITAL INVESTMENT CORP.:

NOTICE IS HEREBY GIVEN that the physical place of the Extraordinary General Meeting has been changed to the offices of Paul Hastings LLP, 515 South Flower Street, 25th Floor, Los Angeles, California 90071. The Extraordinary General Meeting will also continue to be held virtually at https://www.cstproxy.com/vinehillcapital/2026.

Please note that there is no change to the previously announced time and date of the Extraordinary Meeting. The time and date of the Extraordinary General Meeting is 10:00 a.m., Eastern Time (or 7:00 a.m., Pacific Time), on March 27, 2026.

On behalf of the Board of Directors of the Company, I would like to thank you for your support and look forward to the successful completion of the Business Combination.

By Order of the Board of Directors

/s/ Nicholas Petruska
Nicholas Petruska
Chief Executive Officer

March 19, 2026

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE EXTRAORDINARY GENERAL MEETING TO BE HELD ON MARCH 27, 2026: The materials for the Extraordinary General Meeting on March 27, 2026 at 10:00 a.m., Eastern Time, will be accessible at https://www.cstproxy.com/vinehillcapital/2026.

Vine Hill Capital Investment Corp. Announces Change to Physical Place of its Extraordinary General Meeting to be Held on March 27, 2026

Fort Lauderdale, Florida, March 19, 2026 (GLOBE NEWSWIRE) -- Vine Hill Capital Investment Corp. (Nasdaq: VCIC) (the “Company” or “Vine Hill”), a special purpose acquisition company, today announced that the physical place of its extraordinary general meeting to be held on March 27, 2026 (the “Extraordinary General Meeting”), for the purpose of, among other things, considering and voting upon a proposal to approve, by ordinary resolution, the proposed business combination (the “Business Combination” and the other transactions contemplated by the Business Combination Agreement among CoinShares International Limited (“CoinShares”), Vine Hill, Odysseus Holdings Limited (“Odysseus Holdings”) and the other parties thereto (collectively, the “Transactions”)) among Vine Hill, CoinShares and Odysseus Holdings, has been changed to the offices of Paul Hastings LLP, 515 South Flower Street, 25th Floor, Los Angeles, California 90071. The Extraordinary General Meeting will also continue to be held virtually at https://www.cstproxy.com/vinehillcapital/2026. There is no change to the previously announced time and date of the Extraordinary General Meeting. The time and date of the Extraordinary General Meeting is 10:00 a.m., Eastern Time (or 7:00 a.m., Pacific Time), on March 27, 2026.

IMPORTANT INFORMATION

General

This press release is being issued in respect of the proposed Business Combination among Vine Hill, CoinShares and Odysseus Holdings. The information contained herein does not purport to be all-inclusive and none of Vine Hill, CoinShares, Odysseus Holdings or their respective affiliates makes any representation or warranty, express or implied, as to the accuracy, completeness or reliability of the information contained in this press release.

Additional Information and Where to Find It

In connection with the Transactions, CoinShares and Odysseus Holdings have filed a Registration Statement on Form F-4 (as amended and supplemented from time to time, the “Registration Statement”) with the Securities and Exchange Commission (the “SEC”), which includes a proxy statement of Vine Hill and a prospectus of Odysseus Holdings relating to the offer of the securities to be issued to Vine Hill’s securityholders in connection with the completion of the Business Combination (the “Proxy Statement/Prospectus”). The definitive proxy statement was filed with the SEC on March 16, 2026 and has been mailed to Vine Hill shareholders as of March 2, 2026, the record date established for voting on the Transactions and other matters as described in the Proxy Statement/Prospectus. Vine Hill, CoinShares and/or Odysseus Holdings will also file other documents regarding the Transactions with the SEC. This press release does not contain all of the information that should be considered concerning the Transactions and is not intended to form the basis of any investment decision or any other decision in respect of the Transactions. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, SHAREHOLDERS OF VINE HILL AND OTHER INTERESTED PARTIES ARE URGED TO READ THE PRELIMINARY PROXY STATEMENT/PROSPECTUS, AND AMENDMENTS THERETO, AND, WHEN AVAILABLE, THE DEFINITIVE PROXY STATEMENT/PROSPECTUS AND ALL OTHER RELEVANT DOCUMENTS FILED OR THAT WILL BE FILED WITH THE SEC IN CONNECTION WITH VINE HILL’S SOLICITATION OF PROXIES FOR THE EXTRAORDINARY GENERAL MEETING OF ITS SHAREHOLDERS TO BE HELD TO APPROVE THE TRANSACTIONS AND OTHER MATTERS AS DESCRIBED IN THE PROXY STATEMENT/PROSPECTUS BECAUSE THESE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION ABOUT VINE HILL, COINSHARES, ODYSSEUS HOLDINGS AND THE TRANSACTIONS. Investors and security holders are also able to obtain copies of the Registration Statement and the Proxy Statement/Prospectus and all other documents filed or that will be filed with the SEC by Vine Hill, CoinShares and/or Odysseus Holdings, without charge, once available, on the SEC’s website at www.sec.gov or by directing a request to: Vine Hill Capital Investment Corp., 500 E Broward Blvd, Suite 900, Fort Lauderdale, FL 33394, or upon written request to CoinShares or Odysseus Holdings at c/o CoinShares International Limited, 2nd Floor, 2 Hill Street, JE2 4UA St Helier Jersey, Channel Islands.

NEITHER THE SEC NOR ANY STATE SECURITIES REGULATORY AGENCY HAS APPROVED OR DISAPPROVED THE TRANSACTIONS DESCRIBED HEREIN, PASSED UPON THE MERITS OR FAIRNESS OF THE TRANSACTIONS OR ANY RELATED TRANSACTIONS OR PASSED UPON THE ADEQUACY OR ACCURACY OF THE DISCLOSURE IN THIS PRESS RELEASE. ANY REPRESENTATION TO THE CONTRARY CONSTITUTES A CRIMINAL OFFENSE.

Participants in the Solicitation

Vine Hill, CoinShares, Odysseus Holdings and their respective directors, executive officers, certain of their shareholders and other members of management and employees may be deemed under SEC rules to be participants in the solicitation of proxies from Vine Hill’s shareholders in connection with the Transactions. You can find information about Vine Hill’s, CoinShares and Odysseus Holdings’ directors, executive officers, certain of their shareholders and other members of management and employees and their interest in Vine Hill, CoinShares and Odysseus Holdings can be found in the sections entitled “The Business Combination Proposal — Certain Interests of Vine Hill’s Directors and Officers and Others in the Business Combination” “Certain Interests of Odysseus Holdings’ Director(s) and Officers and Others in the Business Combination,” “Information about CoinShares — Human Capital,” and “Executive Compensation of CoinShares” of the Proxy Statement/Prospectus dated March 16, 2026, which is available free of charge at the SEC’s website at www.sec.gov and at the following URL: https://www.sec.gov/Archives/edgar/data/2025396/000121390026028308/ea0280297-02.htm.

No Offer or Solicitation

The information contained in this press release is for informational purposes only and is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Transactions and shall not constitute an offer to sell or exchange, or a solicitation of an offer to buy or exchange the securities of Vine Hill, CoinShares or Odysseus Holdings, or any commodity or instrument or related derivative, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, sale or exchange would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended (the “Securities Act”), or an exemption therefrom. Investors should consult with their counsel as to the applicable requirements for a purchaser to avail itself of any exemption under the Securities Act.

Forward-Looking Statements

This press release includes “forward-looking statements” with respect to Vine Hill, CoinShares and/or Odysseus Holdings within the meaning of the federal securities laws. These forward-looking statements include all statements other than statements of historical fact, including, without limitation, the timing of, and the satisfaction of closing conditions to, completion of the Transaction. The expectations, estimates and projections of the businesses of CoinShares and Vine Hill may differ from their actual results and consequently, you should not rely on these forward-looking statements as predictions of future events. In some cases, you can identify forward-looking statements by terminology such as “according to estimates”, “anticipates”, “assumes”, “believes”, “could”, “estimates”, “expects”, “forecasts”, “intends”, “is of the opinion”, “may”, “plans”, “potential”, “predicts”, “projects”, “targets”, “to the knowledge of”, “should”, “will”, “would”, or the negatives of these terms, variations of them or similar terminology, although not all forward-looking statements contain such identifying words.

Such forward-looking statements are subject to risks, uncertainties, and other factors which may adversely affect CoinShares’ and Odysseus Holdings’ ability to implement and achieve their plans and objectives set out in such forward-looking statements and which may cause actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. Such forward-looking statements are based on numerous assumptions regarding CoinShares’ and Odysseus Holdings’ present and future policies and plans and the environment in which CoinShares and Odysseus Holdings will operate in the future. Many actual events or circumstances are outside of the control of CoinShares, Odysseus Holdings or Vine Hill. Furthermore, certain forward-looking statements are based on assumptions or future events which may not prove to be accurate, and no reliance whatsoever should be placed on any forward-looking statements in this press release. Factors that may cause such differences include, but are not limited to: (1) the Transactions not being completed in a timely manner or at all, which may adversely affect the price of Vine Hill’s and/or CoinShares’ securities; (2) the Transactions not being completed by Vine Hill’s business combination deadline; (3) failure by the parties to satisfy the conditions to the consummation of the Transactions, including the approval of Vine Hill’s and CoinShares’ shareholders and obtaining the requisite Acts of the Royal Court of Jersey; (4) failure to realize the anticipated benefits of the Transactions, which may be affected by, among other things, competition, the ability of CoinShares and Odysseus Holdings to grow and manage growth profitably, build or maintain relationships with customers and retain management and key employees, capital expenditures, requirements for additional capital and timing of future cash flow provided by operating activities and the demand for digital assets, including cryptocurrencies and blockchain-related alternative investments, including those offered by, or underlying those offered by, CoinShares and Odysseus Holdings; (5) the level of redemptions by Vine Hill’s public shareholders which will reduce the amount of funds available for CoinShares and Odysseus Holdings to execute on their business strategies and may make it difficult to obtain or maintain the listing or trading of Odysseus Holdings ordinary shares on a major securities exchange; (6) failure of Odysseus Holdings to obtain or maintain the listing of its securities on any securities exchange after the closing; (7) costs related to the Transactions and as a result of Odysseus Holdings becoming a public company that may be higher than currently anticipated; (8) changes in business, market, financial, political and regulatory conditions; (9) volatility and rapid fluctuations in the market prices of digital assets, including cryptocurrencies and blockchain-related alternative investments, including those offered by, or underlying those offered by, CoinShares and/or Odysseus Holdings; (10) failure of CoinShares’ and/or Odysseus Holdings’ digital asset investment products to track their respective target benchmarks; (11) regulatory or other developments that negatively impact demand for the products and services provided by CoinShares and/or Odysseus Holdings; (12) the outcome of any event, change or other circumstance that could give rise to the inability to consummate the Business Combination; (13) the outcome of any legal proceedings that may be instituted against Vine Hill, CoinShares, Odysseus Holdings and/or any of their respective affiliates or others; (14) changes to the proposed structure of the Business Combination that may be required or appropriate as a result of applicable laws or regulations; (15) the risk that the Business Combination disrupts current plans and operations of Vine Hill and/or CoinShares as a result of the announcement and consummation of the Business Combination; (16) treatment of digital assets, including cryptocurrencies and blockchain-related alternative investments, including those offered by, or underlying those offered by, CoinShares and/or Odysseus Holdings, for U.S. and foreign tax purposes; (17) challenges in implementing CoinShares and/or Odysseus Holdings’ business plan due to operational challenges, significant competition and regulation; (18) being considered to be a “shell company” or “former shell company” by the securities exchange on which Odysseus Holdings ordinary shares will be listed or by the SEC, which may impact the ability to list Odysseus Holdings ordinary shares and restrict reliance on certain rules or forms in connection with the offering, sale or resale of Odysseus Holdings’ securities; (19) trading price and volume of Odysseus Holdings ordinary shares may be volatile following the Transactions and an active trading market may not develop; (20) Odysseus Holdings’ shareholders may experience dilution in the future due to the exercise of a significant number of existing warrants and any future issuances of equity securities of Odysseus Holdings; (21) investors may experience immediate and material dilution upon the closing as a result of the Vine Hill Class B ordinary shares held by Vine Hill Capital Sponsor I LLC, since the value of the Odysseus Holdings ordinary shares received by Vine Hill Capital Sponsor I LLC in exchange for such Vine Hill Class B ordinary shares is likely to be substantially higher than the nominal price paid for them, even if the trading price of Odysseus Holdings ordinary shares at such time is substantially less than the price per share paid by investors; (22) conflicts of interest that may arise from investment and transaction opportunities involving Odysseus Holdings, CoinShares, their respective affiliates and other investors and clients; (23) digital asset trading venues may experience greater fraud, security failures or regulatory or operational problems than trading venues for more established asset classes; (24) risks relating to the custody of CoinShares’ and Odysseus Holdings’ digital assets, including the loss or destruction of private keys required to access its digital assets and cyberattacks or other data loss relating to its digital assets, which could cause CoinShares or Odysseus Holdings, as applicable, to lose some or all of its digital assets; (25) a security breach, cyber-attack or other event where unauthorized parties obtain access to CoinShares’ or Odysseus Holdings’ digital assets, as a result of which CoinShares or Odysseus Holdings may lose some or all of their digital assets temporarily or permanently and their financial condition and results of operations could be materially adversely affected; (26) the emergence or growth of other digital assets, including those with significant private or public sector backing, including by governments, consortiums or financial institutions, could have a negative impact on the value of digital assets and adversely affect CoinShares’ and/or Odysseus Holdings’ business; (27) potential regulatory changes reclassifying certain digital assets as securities could lead to the CoinShares’ and/or Odysseus Holdings’ classification as an “investment company” under the Investment Company Act of 1940 and could adversely affect the market price of CoinShares’ and/or Odysseus Holdings’ digital assets and the market price of CoinShares or Odysseus Holdings listed securities; and (28) other risks and uncertainties included in (x) the “Risk Factors” sections of the Vine Hill Annual Report on Form 10-K and (y) other documents filed or to be filed with or furnished or to be furnished to the SEC by Odysseus Holdings, CoinShares and/or Vine Hill. The foregoing list of factors is not exclusive. You should not place undue reliance upon any forward-looking statements, which speak only as of the date made. None of Vine Hill, CoinShares or Odysseus Holdings undertakes or accepts any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in their expectations or any change in events, conditions, or circumstances on which any such statement is based, except as required by law. Past performance by Vine Hill’s, CoinShares’ or Odysseus Holdings’ management teams and their respective affiliates is not a guarantee of future performance. Therefore, you should not place undue reliance on the historical record of the performance of Vine Hill’s, CoinShares’ or Odysseus Holdings’ management teams or businesses associated with them as indicative of future performance of an investment or the returns that Vine Hill, CoinShares or Odysseus Holdings will, or are likely to, generate going forward.

Contact
Nicholas Petruska
Vine Hill Capital Investment Corp.
Phone:	(954) 848-2859
Email:	info@vinehillcapital.com
Website:	https://vinehillcapital.com/

4